SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 16, 1995
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                         Commercial Credit Company
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           (Exact name of registrant as specified in its charter)


     Delaware                   1-6594                   52-0883351
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     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

            300 Saint Paul Place, Baltimore, Maryland        21202
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           (Address of principal executive offices)       (Zip Code)


                               (410) 332-3000
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            (Registrant's telephone number, including area code)


































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                         COMMERCIAL CREDIT COMPANY
                         Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     Exhibits:

     Exhibit No.    Description
     -----------    -----------

        1.01 Terms Agreement, dated May 16, 1995, between the Company and CS First Boston Corporation, as Underwriter, relating to the offer and sale of the Company's 6 3/4% Notes due
                    May 15, 2000.

        4.01        Form of Note for the Company's 6 3/4% Notes due
                    May 15, 2000.



















































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 18, 1995               COMMERCIAL CREDIT COMPANY



                                   By  /s/ Firoz B. Tarapore
                                     -------------------------------
                                       Firoz B. Tarapore
                                       Vice President and
                                       Assistant Treasurer

















































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